Exhibit 4-1

SPECIMEN

                                                                   COMMON STOCK
                                                                       SHARES
      NUMBER
FRB-


                      FIRST RELIANCE Bancshares, Inc. (TM)
              ----------------------------------------------------
                 INCORPORATED UNDER THE LAWS OF SOUTH CAROLINA


                                                               CUSIP 33615Q 10 0

THIS CERTIFIES THAT SPECIMEN


IS THE OWNER OF SPECIMEN


Fully paid and non-assessable shares of $.01 par value common stock of First Reliance Bancshares Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



/s/                          [Corporate Seal]      /s/
-----------------------                                ------------------------
             Secretary                                                President




COUNTERSIGNED AND REGISTERED:

REGISTRAR AND TRANSFER COMPANY
(Cranford, New Jersey)

TRANSFER AGENT
AND REGISTRAR

AUTHORIZED SIGNATURE

                     FIRST RELIANCE BANCSHARES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM-  as tenants in common                  UNIF GIFT MIN ACT- ____________________Custodian___________________
TEN ENT-  as tenants by the entireties                                  (Cust)                        (Minor)
 JT TEN-  as joint tenants with                                 under Uniform Gifts to Minors
          right of survivorship and
          not as tenants in common                              Act ________________________________________
                                                                                     (State)
                                                 UNIF TRF MIN ACT-  ____________________Custodian (until age___________)
                                                                        (Cust)

                                                                  ____________________under Uniform Transfers
                                                                          (Minor)
                                                                to Minors Act_________________________
                                                                                        (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_____________________________________

                              X____________________________________________

                              X____________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By
_____________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



 KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.